                                                               EXHIBIT (a)(1)(C)


                         NOTICE OF GUARANTEED DELIVERY

                        To Tender Shares of Common Stock
                                       of
                          National Home Centers, Inc.

                       Pursuant to the Offer to Purchase
                             dated November 9, 2001
                                       of
                             The Newman Family, LLC

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the share certificates representing the Common Stock, par value $0.01 per share, of National Home Centers, Inc. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer, or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This form may be delivered by hand, facsimile transmission, or mail to the Depositary. See "The Tender Offer - Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

                        The Depositary for the Offer is:
                                 UMB BANK, N.A.

                             Delivery Instructions:

By hand:                           By courier:                      By mail:
UMB Bank, N.A.                     UMB Bank, N.A.                   UMB Bank, N.A.
Securities Transfer Division       Securities Transfer Division     Securities Transfer Division
928 Grand Boulevard, 13th Floor    928 Grand Boulevard, 13th Floor  P.O. Box 410064
Kansas City, Missouri 64106        Kansas City, Missouri 64106      Kansas City, Missouri  64141-0064

                         By facsimile:  (816) 860-3963

                       Telephone Number:  (800) 884-4225
                       __________________________________


          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

          This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

          The undersigned hereby tenders to The Newman Family, LLC, an Arkansas limited liability company (the "Purchaser"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 9, 2001 (the "Offer to Purchase") and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Shares (as such term is defined in the Offer to Purchase) set forth below, all pursuant to the guaranteed delivery procedures set forth under the caption "The Tender Offer - Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.


Number of Shares:
                 ---------------------------------------------------------------
Certificate Numbers (if available):
                                   ---------------------------------------------
Please check box if Shares will be tendered by book-entry transfer: [ ]

Name(s) of Tendering Institution:
                                 -----------------------------------------------
Account Number:
               -----------------------------------------------------------------

                                   SIGN HERE


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                                   Signature


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                            (Name(s)) (Please Print)


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                                   (Address)


--------------------------------------------------------------------------------
                                   (Zip Code)


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                        (Area Code and Telephone Number)

Date:      , 2001
     ------

                                   GUARANTEE
                    (Not to be Used for Signature Guarantee)

          The undersigned, a participant in the Securities Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message, and any other required documents within three trading days after the date hereof.

          The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution. All terms used herein have the meanings set forth in the Offer to Purchase.

                                 (PLEASE PRINT)



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                                 (Name of Firm)


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                             (Authorized Signature)


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                                     (Name)


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                                   (Address)


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                                   (Zip Code)


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                        (Area Code and Telephone Number)


Dated:            , 2001
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NOTE:  DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
       CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.